UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 22, 2003

                             CityFed Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                          0-13311                      22-2527684
                  --------                                                       ----------
       (State or other jurisdiction of          (Commission File      (IRS Employer Identification No.)
       incorporation or organization)               Number)



                        PO Box 3126, Nantucket, MA 02584
                        --------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (508) 228-2366
                                 --------------
              (Registrant's telephone number, including area code)


         ==============================================================
         (Former name or former address, if changed since last report.)


                           Exhibit Index is on page 2



                                                               Page 1 of 3 Pages

ITEM 5.  OTHER EVENTS

On December 19, 2003, CityFed Financial Corp. ("CityFed") entered into settlements with John W. Atherton, Jr., John Kean, and Peter R. Kellogg, each of whom held indemnification claims arising from their incurring legal expenses and settlement payments in the matters captioned Resolution Trust Corporation v. Atherton et al., Civil Action No. 93-1811 and City Savings, F.S.B., et al. v. Harold Jerry, et al., Civ. No. 90-3872 (GEB) described under Note 5 to the Form10-QSB filed on November 14, 2003.


The terms of the Settlement include the following:

         CityFed and each of the claimants entered into a mutual release agreement.

         The  claimants   received   unsecured   promissory  notes   aggregating
         $4,750,000 due on May 31, 2007. The notes accrue interest at the prime rate payable at maturity.

         The claimants received an aggregate of 10,000,000 shares of common stock of CityFed and 1,200,000 shares of C, Junior Preferred stock of CityFed.

There will be no material gain or loss on the settlement.

ITEM 5.  EXHIBITS

                                  EXHIBIT INDEX
                                  -------------

99.1     Stock  Purchase   Agreement  dated  December  19,  2003  among  CityFed
         Financial Corp. ("CityFed"), John W. Atherton, Jr., John Kean and Peter
         R. Kellogg.

99.2     Promissory  Note  dated  December  19,  2003  from  CityFed  to John W.
         Atherton, Jr.

99.3     Promissory Note dated December 19, 2003 from CityFed to John Kean

99.4     Promissory  Note  dated  December  19,  2003 from  CityFed  to Peter R.
         Kellogg

99.5     Mutual Release Agreement between CityFed and John W. Atherton, Jr.

99.6     Mutual Release Agreement between CityFed and John Kean

99.7     Mutual Release Agreement between CityFed and Peter R. Kellogg

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CITYFED FINANCIAL CORP.

                               By:/s/ John W. Atherton, Jr.
                                  -------------------------
                                   John W. Atherton, Jr.
                                   President, Chief Executive Officer
                                        and Treasurer (Principal Executive
                                        and Financial Officer)



Date:  December 19, 2003


                                     Page 3